UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2011

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

1303 East Algonquin Road
Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 4, 2011, Motorola, Inc. (renamed Motorola Solutions, Inc. (the “Company”)) entered into a new $1.5 billion revolving credit agreement (the “Motorola Solutions Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”), and the several lenders and agents party thereto.  The Motorola Solutions Credit Agreement permits the Company to borrow syndicated loans (the “Syndicated Loans”) and money market loans (the “Money Market Loans”) from time to time for general corporate purposes, including commercial paper backup.  The Motorola Solutions Credit Agreement matures on June 30, 2014.

Syndicated Loans under the Motorola Solutions Credit Agreement bear interest at a rate per annum equal to (i) the Base Rate as in effect from time to time or (ii) the Eurodollar Rate for the Interest Period, plus, in each case, the Applicable Margin based on the Company’s corporate credit rating (each as defined in the Motorola Solutions Credit Agreement). Money Market Loans under the Motorola Solutions Credit Agreement bear interest at a rate per annum equal to (i) the LIBO Rate for the Interest Period therefore plus or minus the LIBO Margin quoted by the bank making such loan or (ii) the Set Rate for the Interest Period therefore quoted by the bank making such loan (each as defined in the Motorola Solutions Credit Agreement).

Certain other material terms of the Motorola Solutions Credit Agreement include (i) financial covenants relating to maximum leverage and minimum interest coverage ratios; (ii) customary restrictive covenants (subject, in each case, to certain exceptions and amounts) that limit the Company’s ability to, among other things, create liens and enter into sale and leaseback transactions; (iii) customary events of default, upon the occurrence of which, after any applicable grace period, the lenders will have the ability to accelerate all outstanding loans thereunder and terminate the commitments; and (iv) customary representations and warranties.  In addition, the Company has the ability, at any time, to increase the aggregate commitments under the Motorola Solutions Credit Agreement from $1.5 billion to $2.0 billion, subject to the approval of the Agent (not to be unreasonably withheld), the condition that no default or event of default shall have occurred and be continuing, and other terms and conditions set forth in the Motorola Solutions Credit Agreement.

The Agent and the other agents and lenders party to the Motorola Solutions Credit Agreement, as well as certain of their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking, underwriting and other financial advisory services for the Company, for which they have received and may in the future receive customary fees and expenses.  The Agent was an administrative agent under the Old Credit Agreement referred to in Item 1.02 of this Current Report on Form 8-K.

The foregoing description of the Motorola Solutions Credit Agreement is qualified in its entirety by reference to the Motorola Solutions Credit Agreement filed as Exhibit 10.1 hereto and incorporated by reference into this Item 1.01.

Item 1.02.  Termination of a Material Definitive Agreement.

In connection with entering into the Motorola Solutions Credit Agreement described in Item 1.01 of this Current Report on Form 8-K, the Company terminated its existing Five-Year Credit Agreement, dated as of December 14, 2006, with JPMorgan Chase Bank, N.A. and Citibank, N.A., as administrative agents, and the other financial institutions party thereto, as amended on March 28, 2008 and June 5, 2009 (the “Motorola, Inc. Credit Agreement”).  There were no outstanding loan borrowings under the Motorola, Inc. Credit Agreement at the time of termination and no early termination penalties were incurred by the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 4, 2011 (the “Distribution Date”), the separation of Motorola Mobility Holdings, Inc. (“Motorola Mobility Holdings”) from Motorola, Inc. (the “Separation”) was completed.  Motorola Mobility Holdings is now an independent public company trading under the symbol “MMI” on the New York Stock Exchange. On January 4, 2011, the stockholders of record as of the close of business on December 21, 2010 (the “Record Date”) received one (1) share of Motorola Mobility Holdings common stock for each eight (8) shares of Motorola, Inc. common stock held as of the Record Date (the “Distribution”).  Motorola Mobility Holdings did not

issue fractional shares of its common stock in the Distribution. Fractional shares that Motorola, Inc. stockholders would otherwise have been entitled to receive were aggregated and sold in the public market by the distribution agent. The aggregate net cash proceeds of these sales is being distributed ratably to those stockholders who would otherwise have been entitled to receive fractional shares.  The Separation was completed pursuant to an Amended and Restated Master Separation and Distribution Agreement, effective as of July 31, 2010, among Motorola, Inc., Motorola Mobility Holdings and Motorola Mobility, Inc.  On January 4, 2011, Motorola Solutions, Inc. issued a press release announcing the completion of the Separation, the previously approved one-for-seven reverse stock split (the “Reverse Stock Split”) and the name change (see Item 5.03 below). A copy of the press release is attached hereto as Exhibit 99.1.

After the Distribution Date, the Company does not beneficially own any shares of Motorola Mobility Holdings common stock and, following such date, will not consolidate Motorola Mobility Holdings financial results for the purpose of its own financial reporting.   The unaudited pro forma financial information of the Company giving effect to the Separation and the Reverse Stock Split (as described under Item 5.03 below), and the related notes thereto, are attached hereto as Exhibit 99.2.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year.

The Company filed a Certificate of Amendment to its Restated Certificate of Incorporation, which became effective at 6:00 a.m., Eastern Time, on January 4, 2011, to effect the Reverse Stock Split, which was approved by the Company’s stockholders on November 29, 2010.  A copy of the Certificate of Amendment as filed with the Secretary of State of Delaware is filed as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

Following the completion of the Reverse Stock Split, effective as of 6:15 a.m. January 4, 2011, Motorola, Inc. changed its name to Motorola Solutions, Inc. The name change was effected pursuant to Section 253 of the Delaware General Corporation Law by merging Motorola Name Change Corporation, a wholly owned subsidiary of Motorola, Inc., with and into Motorola, Inc., with the Company as the surviving corporation in the merger.  The merger had the effect of amending Article 1 of Motorola, Inc.’s Restated Certificate of Incorporation to read in its entirely as follows:

“The name of the corporation is Motorola Solutions, Inc.”

A copy of the Certificate of Ownership and Merger merging Motorola Name Change Corporation into Motorola, Inc., as filed with the Secretary of State of the State of Delaware, effective as of January 4, 2011, is filed as Exhibit 3.2 and is incorporated by reference into this Item 5.03.

On January 4, 2011, the Company issued a press release announcing the completion of the Separation, the Reverse Stock Split and the name change. A copy of the press release is attached hereto as Exhibit 99.1.

The new CUSIP number for Motorola Solutions, Inc.’s common stock is 620076 307.  The shares of Motorola Solutions, Inc. will continue to trade on the New York Stock Exchange, under the new symbol “MSI.”

Item 8.01 Other Events.

The Company currently has (a) two registration statements on Form S-3 on file with the Securities and Exchange Commission (the “SEC”) that relate to the resale of shares of common stock that may be offered for sale from time to time by the selling shareholders named in the prospectus included as part of such registration statement and (b) 21 registration statements on Form S-8 on file with the SEC that register shares offered pursuant to awards under incentive compensation and savings plans and agreements, as listed below:

1. Registration Statement No. 333-160137 on Form S-8

2. Registration Statement No. 333-155334 on Form S-8

3. Registration Statement No. 333-142845 on Form S-8

4. Registration Statement No. 333-133736 on Form S-8

5. Registration Statement No. 333-105107 on Form S-8

6. Registration Statement No. 333-104259 on Form S-8

7. Registration Statement No. 333-87730 on Form S-8

8. Registration Statement No. 333-87728 on Form S-8

9. Registration Statement No. 333-87724 on Form S-8

10. Registration Statement No. 333-60976 on Form S-8

11. Registration Statement No. 333-60612 on Form S-8

12. Registration Statement No. 333-60560 on Form S-8

13. Registration Statement No. 333-37114 on Form S-8

14. Registration Statement No. 333-36308 on Form S-8

15. Registration Statement No. 333-82681 on Form S-8

16. Registration Statement No. 333-88735 on Form S-8

17. Registration Statement No. 333-51847 on Form S-8

18. Registration Statement No. 333-12817 on Form S-8

19. Registration Statement No. 333-03681 on Form S-8

20. Registration Statement No. 333-03731 on Form S-8

21. Registration Statement No. 033-59285 on Form S-8

22. Registration Statement No. 333-76637 on Form S-3

23. Registration Statement No. 333-36320 on Form S-3

SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the termination of the offerings covered by registration statements filed on Form S-3 or Form S-8, as applicable. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this report is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them.  Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the amount of undistributed shares of common stock deemed to be covered by each of the effective registration statements of the Company above will be adjusted, as applicable, to give effect to the Reverse Stock Split at the ratio of one-for-seven and to give effect to the Distribution, in the same manner with respect to the applicable awards as described in the Amended and Restated Employee Matters Agreement among Motorola Mobility Holdings, Motorola Mobility, Inc. and the Company, effective as of July 31, 2010 (filed as Exhibit 10.5 to the Company’s quarterly report on Form 10-Q for the quarter ended October 2, 2010).

Item 9.01.              Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Motorola, Inc., effective January 4, 2011, as filed with the Secretary of State of the State of Delaware

3.2	Certificate of Ownership and Merger merging Motorola Name Change Corporation into Motorola, Inc., effective January 4, 2011, as filed with the Secretary of State of the State of Delaware

10.1	Revolving Credit Agreement dated as of January 4, 2011 among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the several lenders and agents party thereto

99.1	Press Release, dated January 4, 2011

99.2

Unaudited pro forma consolidated statements of operations of Motorola Solutions, Inc. for the nine months ended October 2, 2010 and the year ended December 31, 2009, and unaudited pro forma consolidated balance sheet of Motorola Solutions, Inc. dated as of October 2, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC.
(Registrant)

	By:	/s/ Edward J. Fitzpatrick
		Name:	Edward J. Fitzpatrick
		Title:	Senior Vice President and Chief Financial
Officer

Dated: January 10, 2011

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Motorola, Inc., effective January 4, 2011, as filed with the Secretary of State of the State of Delaware

3.2	Certificate of Ownership and Merger merging Motorola Name Change Corporation into Motorola, Inc., effective January 4, 2011, as filed with the Secretary of State of the State of Delaware

10.1	Revolving Credit Agreement dated as of January 4, 2011 among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the several lenders and agents party thereto

99.1	Press Release, dated January 4, 2011

99.2

Unaudited pro forma consolidated statements of operations of Motorola Solutions, Inc. for the nine months ended October 2, 2010 and the year ended December 31, 2009, and unaudited pro forma consolidated balance sheet of Motorola Solutions, Inc. dated as of October 2, 2010.